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                                                                Exhibit 10.12.1

                          AMENDMENT AGREEMENT NO. 1

                               to that certain

                   REVOLVING CREDIT AND TERM LOAN AGREEMENT


        This AMENDMENT AGREEMENT NO. 1 (the "Amendment"), dated as of February 22, 1996, is among HMT Technology Corporation (the "Borrower"), The First National Bank of Boston ("FNBB"), Banque Paribas ("Paribas"), the other lending institutions party thereto (collectively with FNBB and Paribas, the "Banks"), The First National Bank of Boston as documentation agent and co-syndication agent for itself, the other Banks and the Bank Agents (as defined therein), and Banque Paribas as administrative agent (the "Agent") and co-syndication agent for itself, the other Banks and the Banks Agents.

        WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement, dated as of November 30, 1995 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to and may issue letters of credit for the benefit of the Borrower; and

        WHEREAS, the Borrower had requested that the Banks agree, and the Banks have agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Credit Agreement;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        Section 1. DEFINED TERMS. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

        Section 2. AMENDMENT OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                (a) The definition of "Consolidated Excess Cash Flow" set forth in Section 1.1 of the Credit Agreement is amended by inserting after the words "any optional" in clause (C) of such definition the word "permanent".

                (b) The definition of "Majority Banks" set forth in Section 1.1 of the Credit Agreement is amended by inserting after the word
        "Banks", the parenthetical "(excluding any Delinquent Banks)".


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                (c)     The definition of "Obligations" set forth in Section
        1.1 of the Credit Agreement is amended by deleting the words "the Bank Agents", and substituting therefor the words "any of the Banks".

                (d) Section 6.3.3 of the Credit Agreement is amended as follows:

                        (i) paragraph (a) of Section 6.3.3 is amended by inserting before the period at the end of such paragraph the following text: "or, in the case of a Bank that is not a "bank" under Section 881(c) of the Code, a Form W-8 and a certificate stating that such Bank is not a "bank" within the meaning of the aforementioned Code section";

                        (ii) paragraph (c) of Section 6.3.3 is amended by inserting after the words "Form 1001", the words "or Form W-8, if applicable";

                        (iii) paragraph (c)(i) of Section 6.3.3 is amended by inserting after the words "Form 4224", the words "or Form W-8"; and

                        (iv)    Paragraph (c)(ii) of Section 6.3.3 is amended by
                (A) deleting the word "or" between the words "Form 4224" and "Form 1001" contained in the third line of such paragraph
                (c)(ii) and substituting therefore a comma, and (B) deleting the words "or, as the case may be Form 1001" contained in the 5th line of such paragraph (c)(ii) and substituting therefore the words ", Form 1001, or as the case may be, Form W-8".

                (e) Section 9.15 of the Credit Agreement is amended by deleting the number "sixty (60)", and substituting therefor the number "one hundred twenty (120)".

                (f) Section 16.5.3 of the Credit Agreement is amended by inserting the following sentence at the end of such section: "Until such time as its delinquency is satisfied, a Delinquent Bank shall have no right to vote with respect to any matters under or in respect of this Credit Agreement and shall not be entitled to receive its portion of any commitment fee paid in accordance with Section 2.2 of this Credit Agreement."

                (g) Section 20.5 of the Credit Agreement is amended by inserting before the period at the end of such section the words "or fees".

                (h) Section 27 of the Credit Agreement is amended by inserting after the words "Notwithstanding the foregoing, the rate of interest on the Notes," in the second sentence thereof, the following phrase "the timing of any regularly scheduled payment date for principal, interest or fees".

        Section 3. AFFIRMATION AND ACKNOWLEDGE OF THE BORROWER. The Borrower hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit
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Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

        Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks as follows:

                (a) The execution and delivery by the Borrower of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by the Borrower of its obligations and agreements under the Amendment Documents and the Credit Agreement as amended hereby, are within the corporate authority of the Borrower, have been authorized by all necessary corporate proceedings on behalf of the Borrower, and do not and will not contravene any provision of law or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower.

                (b) The Amendment Documents and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

                (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of the Amendment Documents or the Credit Agreement as amended hereby, or the consummation by the Borrower of the transactions among the parties contemplated hereby and thereby or referred to herein.

                (d) The representations and warranties contained in Section 8 of the Credit Agreement were correct at and as of the date made. Except to the extent that the facts upon which such representations and warranties were based have changed in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and after giving effect to the provisions hereof, such representations and warranties also are correct at and as of the date hereof.

                (e) The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

        Section 6. EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions:

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          (a)  Delivery. Each of the Borrower, the Banks and the Bank Agents
     shall have executed and delivered this Amendment.

          (b) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Banks, the Bank Agents and the Bank Agents' Special Counsel, and the Banks, the Bank Agents and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank Agents may reasonably request.

     Section 7. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and Credit Agreement shall be read and construed as one instrument.

     (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Pursuant to Section 17 of the Credit Agreement, the Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                        HMT TECHNOLOGY CORPORATION


                                        By:
                                           -------------------------------
                                               Title: President and CEO


                                        BANQUE PARIBAS, individually and as
                                          Agent and Co-Syndication Agent



                                        By:
                                           -------------------------------
                                               Title: Vice President


                                        By:
                                           -------------------------------
                                               Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          individually and as Documentation
                                          Agent and Co-Syndication Agent


                                        By:
                                           -------------------------------
                                              Title: Division Executive


                                        FLEET NATIONAL BANK OF MASSACHUSETTS


                                        By:
                                           -------------------------------
                                            Title: Senior Vice President


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:
                                           -------------------------------
                                               Title: Vice President